                                  SCHEDULE 14C

                                 (RULE 14C-101)

                  INFORMATION REQUIRED IN INFORMATION STATEMENT
                            SCHEDULE 14C INFORMATION

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.___)

Check the appropriate box:

[ ]   Preliminary Information Statement

[ ]   Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))

|X|   Definitive Information Statement

                             NEW WORLD BRANDS, INC.
                (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

         Fee computed on table below per Exchange Act Rules 14C-5(g) and 0-11.

         1.   Title of each class of securities to which transaction applies:

              _________________________________________________

         2.   Aggregate number of securities to which transaction applies:

              _________________________________________________

         3.   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

              _________________________________________________

         4.   Proposed maximum aggregate value of transaction:

              _________________________________________________

         Check box if any part of the fee is offset as provided by Exchange Rule
         0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1.   Amount Previously Paid:

              _________________________________________________

         2.   Form, Schedule or Registration Statement No.:

              _________________________________________________

         3.   Filing Party:

              _________________________________________________

         4.   Date Filed:

              _________________________________________________

                             New World Brands, Inc.

                  NOTICE OF STOCKHOLDER MAJORITY ACTION IN LIEU
                              OF AN ANNUAL MEETING

                _________________________________________________

                    WE ARE NOT ASKING YOU FOR A PROXY AND YOU
                      ARE REQUESTED NOT TO SEND US A PROXY

                _________________________________________________

To the Stockholders of New World Brands, Inc.:

         NOTICE IS HEREBY GIVEN that certain stockholders of New World Brands,
Inc., a Delaware corporation ("New World Brands") have consented to taking of corporate actions by consent in lieu of an annual meeting of stockholders. The actions will take effect on or after April 20, 2003 to:

1.       Re-elect four directors;

2.       Amend our Certificate of Incorporation to increase the number of authorized shares of our common stock, $.01 par value ("Common Stock"), from 25,000,000 shares to 50,000,000 shares, and decrease our preferred stock, $.01 par value ("Preferred Stock") from 10,000,000 shares to
         1,000 shares.

         Only stockholders of record at the close of business on February 28,
2003 are entitled to notice of these corporate actions. Holders of approximately
62% of our Common Stock, gave their written consent to the above corporate actions. This written consent was obtained pursuant to Section 228(a) and 211(b)
of the Delaware General Corporation Law, as amended.

         For further information regarding the matters as to which stockholder consent was given, you should carefully read the accompanying Information
Statement. If you have questions about these proposals or would like additional copies of the Information Statement, you should contact Marvin Ribotsky,
Secretary, New World Brands, Inc., 901 N.E. 125 Street, Suite 107, North Miami,
Florida 33161; telephone (305) 891-7333.

                                        By order of the Board of Directors

                                        Allen Salzman
                                        Chief Executive Officer
Miami, Florida
March 31, 2003

                             NEW WORLD BRANDS, INC.

                         901 N.E. 125 Street, Suite 107
                           North Miami, Florida 33161
                                 (305) 891-7333

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         This Information Statement (the "Information Statement") is being mailed on or about February 28, 2003 to the holders of record at the close of business on March 31, 2003, of the Common Stock of New World Brands, Inc., a
Delaware corporation ("New World Brands"), in connection with action by written consent in lieu of an annual meeting to authorize and approve:

1.       The re-election of four directors to serve until their successors are elected and qualified; and

2.       An amendment to our Certificate of Incorporation increasing the number of authorized shares of our Common Stock, from 25,000,000 shares to
         50,000,000 shares and decrease our preferred stock, $.01 par value
         ("Preferred Stock") from 10,000,000 shares to 1,000 shares.

         Members of the Board of Directors, stockholders owning or having voting authority for 10,397,000 shares of Common Stock have voted in favor of the above actions (the "Consenting Stockholders"). These stockholdings represent approximately 62% of the total outstanding votes of all classes of stock of New
World Brands sufficient to take the proposed action on the record date of
February 28, 2003. Pursuant to Reg. Section 240.14c-2(b), these actions will not be effective until 20 days after this Information Statement is mailed to stockholders. Dissenting stockholders do not have any statutory appraisal rights as a result of the action taken. The Board of Directors does not intend to solicit any proxies or consents from any other stockholders in connection with this action.

         Section 141(f) of the Delaware General Corporation Law (the "Delaware
Law") provides that any action which may be taken at any annual or special meeting of stockholders may be taken without a meeting and without prior notice if a consent in writing setting forth the action taken is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to take such action. In order to eliminate the costs and management time involved in obtaining proxies and in order to effect the above actions as early as possible in order to accomplish the purposes hereafter described, the
Board of Directors voted to utilize, and did in fact obtain, the written consent of the Consenting Stockholders who own shares representing a majority of the voting power of our stock.

         Pursuant to Section 228(c) of the Delaware Law, we are required to provide prompt notice of the taking of the corporate action without a meeting to the stockholders of record who have not consented in writing to such action.
This Information Statement is intended to provide such notice. No dissenters' or appraisal rights under the Delaware Law are afforded to the Company's stockholders as a result of the approval of the proposals.

         This Information Statement is being distributed pursuant to the requirements of Section 14(c) of the Securities Exchange Act of 1934.

         The entire cost of furnishing this Information Statement will be borne by New World Brands. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Common Stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith.

                                TABLE OF CONTENTS

AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED

Appendix A: Certificate of Amendment to Certificate of Incorporation

                                       (i)

                        RECORD DATE AND VOTING SECURITIES

         The securities that can be voted for the corporate action we describe consist of our Common Stock, with each share entitling its owner to one vote on each matter submitted to the stockholders. The record date for determining the holders of voting stock who are entitled to vote upon and receive notice of these actions is February 28, 2003 (the "Record Date"). On the Record Date,
16,696,564 shares of Common Stock were outstanding.

                                Consent Required

         The holders of a plurality of the voting rights elect the directors. In all other matters an affirmative of the majority of voting power will approve or disapprove a corporate action.

         The Consenting Stockholders, having the right to approximately
10,397,000 votes on the Record Date, constituting approximately 62% of the outstanding votes, have consented to the corporate actions.

                 DESCRIPTION OF BUSINESS AND RECENT TRANSACTIONS

         New World  Brands, Inc. (formerly Oak Tree Medical Systems, Inc.), a
Delaware corporation, and its subsidiaries (the "Company") import wine and spirits for distribution in the United States. The Company holds the exclusive distribution rights for the wines of L.A. Cetto in the United States. The
Company has established arrangements for distribution of its products with major wine and spirit wholesale distributors from New York to California. The Company is in the initial stages of developing its relationships with suppliers and customers, and is currently dependent on one supplier and had five customers that represented in excess of 10% of total sales in fiscal 2002.

         On October 16, 2001, the Company entered into a "Plan and Agreement of
Reorganization" with International Importers, Inc. ("Importers") whereby all shares of common stock of Importers were converted into and became the right to receive, in the aggregate, 5,500,000 shares of the Company's common stock.

         On October 17, 2001, the Board of Directors adopted a resolution to change the Company's name to New World Brands, Inc. This reflects the new business plan of the company after the October 16, 2001 reorganization with
Importers, a wine and spirits importer.

         Oak Tree Medical Systems, Inc., a Delaware corporation ("Oak Tree"), was incorporated in Delaware on May 27, 1986. The Oak Tree was engaged in operating and managing physical therapy care centers and related medical practices. As of May 31, 2000, the Oak Tree closed the one remaining medical facility in New York City and was inactive until the October 16, 2001 reorganization with Importers.

         The Company incurred losses in fiscal 2002 and has continued to incur losses in fiscal 2003, and had negative working capital of $313,709 at August
31, 2002, which raises substantial doubt about the Company's ability to continue as a going concern.

                              ELECTION OF DIRECTORS

Directors and Nominees for Director

         Our by-laws provide for directors to be elected annually, each serving until the next annual meeting of stockholders and until their successors are elected and qualified. The following are our current directors who are all elected by the Consenting Stockholders by consent in lieu of annual meeting:

          Name                  Age        Position

          Allen Salzman          67        Chief Executive Officer and Director
          Harvey Bronstein       60        President and Director
          Marvin Ribotsky        67        Vice President and Chairman of the Board
          Scott Rosenblum        52        Director

         ALLEN SALZMAN has served as Chief Executive Officer and Director of the
Company since November 2001. Prior to this, Mr. Salzman was Chief Executive
Officer of International Importers, Inc. He has worked in all phases of the wine and spirit industry for the past 40 years. Including owning and operating the largest wine and spirit outlet in the state of New York and wine and spirits outlets in Jacksonville, Florida.

         HARVEY BRONSTEIN has served and President and Director of the Company since November 2001. Prior to this, Mr. Bronstein was the President of
International Importers, Inc. Mr. Bronstein provides sales and marketing expertise in all areas of the wine and spirits industry. For the past 30 years he has worked in the beverage industry for such companies as Heublin, Inc. and
Statewide Corp Division of Charmer Industries in an executive capacity.

         MARVIN RIBOTSKY has served as Vice President and Chairman of the Board of the Company since November 2001. Mr. Ribotsky has been a consultant to many large enterprises during the past 40 years through his work as a principal in
CPA firms in Miami, Florida. He is an active Certified Public Accountant with a
Bachelor of Science in accounting from New York University. Mr. Ribotsky is the father of Wendy Blotner.

         SCOTT ROSENBLUM has served as a member of the Board of Directors since
October 1998. Since 1991, Mr. Rosenblum has been a partner of the law firm of
Kramer, Levin, Naftalis & Frankle, LLP, and he served as managing partner of that firm from March 1994 to September 2000. Mr. Rosenblum is also a member of the Board of Directors of Greg Manning Auctions, Inc., a public company

Board of Directors' Meetings and Committees

         Our board of directors held eight meetings during the fiscal year ended
May 31, 2002, which was attended by all directors, and acted by written consent ten times. Our board of directors currently has no audit, compensation, nominating committees or committee performing a similar functions.

Our Executive Officers

         Our executive officers are:

                  Allen Salzman                Chief Executive Officer
                  Harvey Bronstein             President
                  Marvin Ribotsky              Vice President
                  Wendy Blotner                Chief Financial Officer

         Biographies for Messrs. Salzman, Bronstein and Ribotsky are on page 1 of this Information Statement. Ms. Blotner's biography is set forth below.

         WENDY BLOTNER has served as a Chief Financial Officer since November
2001. Ms. Blotner is a finance professional with management and operational experience in financial systems, analysis, budget preparation and reporting, and sales forecasting. She has worked as director of budgeting, planning, and financial analysis for several public companies including Choice Point, Inc., Si
Corporation, and Siemens Energy & Automation, Inc. Ms. Blotner received her
Bachelor of Science in Finance from Florida State University and her Masters of
Business Administration from Lehigh University. Ms. Blotner is the daughter of
Marvin Ribotsky.

Stock Ownership Table

         The following table sets forth certain information as of December 20,
2002 with respect to (i) those persons known to the Company to beneficially own more than 5% of the Company's Common Stock, (ii) each director of the Company,
(iii) each executive officer, and (iv) all directors and executive officers of the Company as a group. The information is determined in accordance with Rule
13d-3 promulgated under the Securities Exchange Act. Except as indicated below, the beneficial owners have sole voting and dispositive power with respect to the shares beneficially owned.

                                              Common Stock
                                           Beneficially Owned(1)     Beneficial
Name and Beneficial Owner                        Shares               Ownership

Allen Salzman
901 N.E. 125th Street, Suite 120
North Miami, Fl  33161                         2,775,000(2)            16.4%

Marvin Ribotsky
901 N.E. 125th Street, Suite 120
North Miami, Fl  33161                         2,775,000(3)            16.4%

Scott S. Rosenblum
c/o Kramer Levin Naftalis & Frankel LLP
919 Third Avenue
New York, NY 10022                               830,000(4)             4.9%

Harvey Bronstein
901 N.E. 125th Street, Suite 120
North Miami, Fl  33161                           610,000(5)             3.6%

Wendy Blotner
901 N.E. 125th Street, Suite 120
North Miami, Fl  33161                            50,000                  *%

All directors and executive officers
As a group (5 persons)                         7,040,000(6)            39.9%

  *   Less than 1%.
(1)   Based on  16,703,939  shares of Common  Stock and Options to purchase
      Common Stock outstanding as of December 20, 2002. Pursuant to the rules of the Securities and Exchange Commission ("the Commission"), certain shares of Common Stock which a person has the right to acquire within 60 days of
      December 20, 2002 pursuant to the exercise of stock options are deemed to be outstanding for the purpose of computing the percentage ownership of such person but are not deemed  outstanding for the purpose of computing the percentage ownership of any other person.
(2)   Includes 250,000 shares of Common Stock subject to currently exercisable options.
(3)   Includes 250,000 shares of Common Stock subject to currently exercisable options.
(4)   Includes 230,000 shares of Common Stock subject to currently exercisable options.
(5)   Includes 210,000 shares of Common Stock subject to currently exercisable options.
(6)   Includes 940,000 shares of Common Stock subject to currently exercisable options.

         The following table provides information, as of May 31, 2002, with respect to all of our compensation plans under which equity securities are authorized for issuance:

                                     Number of Securities     Weighted average
                                     to be issued upon      exercise price of
                                         exercise of            outstanding        Number of securities
                                    outstanding options,    options, warrants     remaining available
       Plan Category                warrants and rights         and rights        for future issuance
__________________________________  _____________________  _____________________  _____________________
Plans approved by stockholders
Plans not approved by stockholders         430,000                 $0.19                4,800,000
                                    _____________________  _____________________  _____________________
                                           430,000                                      4,800,000
                                    _____________________  _____________________  _____________________
                                    _____________________  _____________________  _____________________

Executive Compensation

         Summary Compensation Table. The following table sets forth compensation earned, whether paid or deferred, by the Company's Chief Executive Officer and its other most highly compensated executive officers who earned over $100,000 during the fiscal year ended May 31, 2002 (collectively, the "named executive officers") for services rendered in all capacities to the Company during the fiscal years ended May 31, 2002, 2001 and 2000.

                           SUMMARY COMPENSATION TABLE

                                                                                    Long-Term
                                                 Annual Compensation               Compensation
                                        ________________________________________   No. of
                                                                     Other         Securities           All
      Name and               Fiscal     Salary        Bonus         Annual         Underlying          Other
  Principal Position           Year        ($)          ($)       Compensation      Options        Compensation
________________________________________________________________________________________________________________
Allen Salzman (1)             2000          -            -             -               -                 -
Chief Executive Officer       2001          -            -             -               -                 -
                              2002      75,000           -             -          300,000                -

Henry Dubbin (2)              2000      48,000           -             -               -                 -
President                     2001          -            -             -               -                 -
                              2002          -            -             -               -                 -

______________________

(1)   Mr. Salzman became Chief Executive Officer in October 2001 through the reorganization with International Importers, Inc.
(2)   Mr. Dubbin resigned as President in October 2001.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR
                               (INDIVIDUAL GRANTS)

         The following table reflects option grants to our executive officers in the prior fiscal year.

                                                   % Total Options/
                           # of Securities        SAR's Granted to       Exercise or
                          Underlying Options/     Employees in Fiscal       Base         Expiration
     Name                   SAR's Granted               Year             Price ($/Sh)       Date

Allen Salzman                   300,000                32.97%               0.24(1)       10/31/06
Chief Executive Officer

Harvey Bronstein                 60,000                 6.59%               0.24(1)       10/31/06
President

Marvin Ribotsky                 300,000                32.97%               0.24(1)       10/31/06
Vice President

Wendy Blotner                    50,000                 5.49%               0.30(1)       10/31/06
Chief Financial Officer
______________________

(1)   The Company repriced these options to $.10 in July 2002.

         AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END
                                OPTION/SAR VALUES

         The following table sets forth certain information relating to the exercise of stock options during the fiscal year ended May 31, 2002 for each of our executive officers and the fiscal year-end value of the unexercised options held by our executive officers.

                                                                               Value of Unexercised In-
                       Shares                    # of Unexercised Options    The-Money Options at Fiscal
                      Acquired       Value          At Fiscal Year End              Year End (1)
    Name             On Exercise     Realized    Exercisable  Unexercisable  Exercisable   Unexercisable

Allen Salzman             -            -           300,000            -          63,000           -

Harvey Bronstein          -            -            60,000            -          12,600           -

Marvin Ribotsky           -            -           300,000            -          63,000           -

Wendy Blotner             -            -            50,000            -           7,500           -

(1)   Value is calculated on the basis of the  difference between the option exercise price and the closing price for the Common Stock at $0.45 as of
      May 31, 2002 as quoted on the over-the-counter market, multiplied by the number of shares underlying the option.

Certain Relationships and Related Transactions

         As of May 31, 2002, Marvin Ribotsky, our Chairman of the Board and
Allen Salzman, our President, had advanced the Company $29,500 and $9,500, respectively. During the current fiscal year, Mr. Ribotsky has advanced the Company an additional $40,500.

         In July 2001, Progressive Planning Associates, a consulting company owned by the daughter in law of the former Chairman of the Board and the beneficial owner of more than 5% of our common stock, exercised stock options to purchase 800,000 shares of the Company's common stock at $0.10 per share. The consulting company offset a $23,102 advance to the Company as a partial payment and the Company issued a three-year, interest-bearing note at prime plus 1% for the remaining amount of $56,898. In October, 2001, Progressive Planning
Associates exercised stock options to purchase 500,000 shares of the Company's common stock. Progressive Planning Associates offset a $7,414 advance to the
Company as a partial payment and issued to the Company a three-year, interest bearing note at the prime interest rate for the remaining $42,586.

         In October 2001, Scott Rosenblum, a member of the Board of Directors, exercised options to purchase 500,000 share of the Company's stock. Mr.
Rosenblum paid $5,000 of the Company's outstanding accounts payable and issued to the Company a three-year, interest bearing note at the prime interest rate for the remaining $45,000.

         The Company leases its office space on a month-to-month basis from a company that the Chairman of the Board is a partner. Rent payments totaled
$2,556 for the 12-month period ending May 31, 2002.

         The Company paid $7,000 for accounting services to a company that the
Chairman of the Board is a partner for the 12-month period ending May 31, 2002.

Indebtedness of Management

         No member of our management is or has been indebted to us. No director or executive officer is personally liable for repayment of amounts advanced from any financing received by us.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities and Exchange Act of 1934, as amended
(the "Exchange Act"), requires the Company's officers, directors and persons who beneficially own more than 10% of a registered class of the Company's equity securities ("10% stockholders") to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and
10% stockholders also are required to furnish the Company with copies of all
Section 16(a) forms the file. Based solely on its review of the copies of such forms furnished to it, during the past fiscal year, the Company is of the belief that all such directors and executive officers were delinquent in filing these forms as follows: (i) Mr. Salzman failed to file a Form 3 upon his appointment as a director and executive officer of the Company in November 2001, (ii) Mr.
Bronstein failed to file a Form 3 upon his appointment as a director and executive officer of the Company in November, 2001, (iii) Mr. Ribotsky failed to file a Form 3 upon his appointment as a director and executive officer of the
Company in November, 2001, (iv) Ms. Blotner failed to file a Form 3 upon her appointment as an executive officer of the Company in November, 2001, and (v)
Mr. Rosenblum filed a Form 4 on May 5, 2002 to report events that occurred in
October 2001, January, 2002 and April, 2002.

 AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES

         Our Board and the Consenting Stockholders have approved an amendment to our Certificate of Incorporation to increase from 25,000,000 to 50,000,000 the number of authorized shares of our Common Stock and decrease our preferred stock, $.01 par value ("Preferred Stock") from 10,000,000 shares to 1,000 shares. As of the Record Date, 16,696,564 shares of Common Stock were issued, outstanding and entitled to vote. Substantially all of the remaining 8,303,436 shares of Common Stock available to us for future issuance are reserved for issuance upon exercise of options, including options that may be granted under our stock option plan, which means that we have no ability to issue additional shares of Common Stock for corporate purposes.

         The amendment to the Certificate of Incorporation will increase our authorized shares of Common Stock to 50,000,000 shares, which would mean that we would have approximately 26,000,000 shares of Common Stock not currently reserved for issuance and available for future issuance. The text of the first sentence of Article FOURTH, as it is proposed to be amended, is as follows:

                  The total number of shares of stock which the Corporation
                  shall have authority to issue is fifty million one thousand
                  (50,001,000) consisting of FIFTY MILLION (50,000,000) shares of Common Stock, par value $.01 per share, and ONE THOUSAND
                  (1,000) shares of Preferred Stock, $.01 par value ("Preferred
                  Stock").

         A form of the Amendment to the Corporation's Amended Certificate of
Incorporation reflecting the increase in the authorized capital of the
Corporation is annexed to this Proxy Statement as Exhibit A.

Purpose

         It is important we preserve our flexibility to issue additional shares of Common Stock. The Board believes that the authorization of additional authorized shares of Common Stock is advisable to provide us with the flexibility to take advantage of opportunities to issue such stock in order to obtain capital, as consideration for possible acquisitions or for other purposes. There are, at present, no plans, understandings, agreements or arrangements concerning the issuance of additional shares of Common Stock, except for the shares to be issued pursuant to existing agreements or upon the exercise of stock options, warrants or other convertible securities, currently outstanding.

         We are decreasing the number of our authorized shares of preferred stock from 10,000,000 to 1,000 because the Board does not expect to issue such a large number of shares of preferred stock in the foreseeable future, and the decrease will result in substantial savings to the Company in annual franchise tax fees.

Effects of an Increase in Authorized Shares

         Uncommitted authorized but unissued shares of Common Stock may be issued from time to time to such persons and for such consideration as the Board may determine. Holders of the then outstanding shares of Common Stock may or may not be given the opportunity to vote thereon, depending upon the nature of any such transactions, applicable law, the rules and policies of the Over the
Counter Bulletin Board ("OTCBB") or other market which we qualify Common Stock for trading, as the case may be, and the judgment of the Board regarding the submission of such issuance to a vote of our stockholders. Our stockholders have no preemptive rights to subscribe to newly issued shares.

         Moreover, it is possible that additional shares of Common Stock would be issued under circumstances which would make the acquisition of a controlling interest in us more difficult, time-consuming, costly or otherwise discourage an attempt to acquire control of us. Under such circumstances the availability of authorized and unissued shares of Common Stock may make it more difficult for stockholders to obtain a premium for their shares. Such authorized and unissued shares could be used to create voting or other impediments or to frustrate a person seeking to obtain control of us by means of a merger, tender offer, proxy contest or other means. Such shares could be privately placed with purchasers who might cooperate with the board in opposing such an attempt by a third party to gain control of us or could also be used to dilute ownership of a person or entity seeking to obtain control of us. Although we do not currently contemplate taking such action, shares of Common Stock could be issued for the purposes and effects described above and the Board reserves its rights to issue such stock for such purposes.

         The authorization of additional shares of Common Stock pursuant to this proposal will have no dilutive effect upon the proportionate voting power of our present stockholders. However, to the extent that shares are subsequently issued to persons other than our present stockholders, such issuance could have a dilutive effect on the earnings per share and voting power of present stockholders. If such dilutive effect on earnings per share occurs, we expect that any such dilutive effect would be relatively short in duration. As described above, we believe that the proposed increase in the number of authorized shares of Common Stock will provide the flexibility needed to meet corporate objectives and is in the best interest of our stockholders.

         We do not believe that the decrease in the number of authorized shares of preferred stock will have any material effect on the rights of our stockholders.

                              INDEPENDENT AUDITORS

         Wiss & Company, LLP has audited our financial statements for the years ended May 31, 2002 and 2001.

         The following is a summary of fees charged by Wiss & Company, LLP for professional services rendered for the fiscal year ended May 31, 2002

Audit fees                                             $20,830
Other fees (consisting of tax return preparation)           -0
                                                       ________
                                                       $20,830
                                                       ________
                                                       ________

                  DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS
                           FOR OUR NEXT ANNUAL MEETING

         Stockholders may submit proper proposals for inclusion in our next proxy statement and for consideration at our 2003 annual meeting of our stockholders by submitting their proposals in writing to the Secretary of New
World Brands in a timely manner. In order to be included in our proxy materials for the next annual meeting of stockholders to be held in the year 2003, stockholder proposals must be received by our Secretary no later than November
29, 2003, and must otherwise comply with the requirements of Rule 14a-8 of the
Securities Exchange Act of 1934, as amended (the "Exchange Act").

                              FINANCIAL INFORMATION

         We are mailing our annual report on Form 10-KSB for the year ended May
31, 2002 to our stockholders with this Information Statement. Copies of such reports will be mailed without charge to any of our stockholders receiving this
Information Statement by writing to:

                                           Marvin Ribotsky, Secretary
                                           New World Brands, Inc.
                                           901 N.E. 125 Street, Suite 107
                                           North Miami, Florida  33161

                                                                      APPENDIX A

                            CERTIFICATE OF AMENDMENT
                                     OF THE
                          CERTIFICATE OF INCORPORATION

         NEW WORLD BRANDS, INC. a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

FIRST:   That at a meeting of the Board of Directors of NEW WORLD BRANDS, INC., a resolution was duly adopted setting forth a proposed amendment to the
         Certificate of Incorporation of the Corporation, declaring said amendment to be advisable and calling a meeting of stockholders of said
         Corporation for consideration thereof.

         RESOLVED, that Article FOURTH of the Corporation's Certificate of
         Incorporation be amended, subject to stockholder approval, to change
         Article FOURTH thereof so that, as amended said article shall read as follows:

                "FOURTH: Number of Shares. The total number of shares of stock which the Corporation shall have authority to issue is: fifty million one thousand (50,001,000), of which fifty million
                (50,000,000) shall be shares of Common Stock, $.01 par value, and one thousand (1,000) shall be shares of Preferred Stock,
                $.01 par value ("Preference Stock")."

SECOND:  That thereafter, a majority of the outstanding stock entitled to vote thereon, voted in favor of the adoption of said amendment to the
         Certificate of Incorporation by written consent of stockholders in lieu of meeting in accordance with Subchapter VII of the General Corporation
         Law of Delaware on February 28, 2003.

THIRD:   That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State to Delaware.

FOURTH:  That the capital of said corporation shall not be reduced under or by reason of said amendment.

         IN WITNESS WHEREOF, said NEW WORLD BRANDS, INC. has caused this certificate to be signed by its duly authorized officer, Allen Salzman, its
President and Marvin Ribotsky, its Secretary this 28th day of February, 2003.

                                           NEW WORLD BRANDS, INC.

                                           By: /s/ Allen Salzman
                                                   Allen Salzman, President
ATTEST:

/s/ Marvin Ribotsky
    Marvin Ribotsky, Secretary